                                                                    EXHIBIT 99.1

                                  INSTRUCTIONS


                          TO REGISTERED HOLDER AND/OR
         BOOK-ENTRY TRANSFER FACILITY PARTICIPANT FROM BENEFICIAL OWNER
                                       OF
                        NORTHERN BORDER PIPELINE COMPANY
                          7.75% SENIOR NOTES DUE 2009

         To Registered Holder and/or Participant of the Book-Entry Transfer
Facility:

         The undersigned hereby acknowledges receipt of the Prospectus, dated ________, 1999 (the "Prospectus") of Northern Border Pipeline Company, a general partnership formed under the laws of Texas (the "Company"), and the accompanying Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer") of 7.75% Senior Notes due 2009, Series A (the "New Notes") in exchange for outstanding 7.75% Senior Notes due 2009 (the "Existing Notes"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

         This will instruct you, the registered holder and/or book-entry transfer facility participant, as to action to be taken by you relating to the Exchange Offer with respect to the Existing Notes held by you for the account of the undersigned.

         The aggregate face amount of the Existing Notes held by you for the account of the undersigned is (fill in amount):

         $______________ of the 7.75% Senior Notes due 2009

         With respect to the Exchange Offer, the undersigned hereby instructs you (CHECK APPROPRIATE BOX):

         [ ] TO TENDER any Existing Notes held by you for the account of the undersigned (INSERT PRINCIPAL AMOUNT OF EXISTING NOTES TO BE TENDERED, IF ANY):
$__________________

         [ ] NOT TO TENDER the following Existing Notes held by you for the account of the undersigned.

         If the undersigned instructs you to tender the Existing Notes held by you for the account of the undersigned, it is understood that you are authorized (a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner, including but not limited to the representations that (i) the undersigned's principal residence is in the state of ___________ (FILL IN STATE), (ii) the undersigned is acquiring the New Notes in the ordinary course of business of the undersigned, (iii) the undersigned is not participating, does not participate, and has no arrangement or understanding with any person to participate in the distribution of the New Notes, (iv) the undersigned acknowledges that any person participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act"), in connection with a secondary resale transaction of the New Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission set forth in no-action letters that are discussed in the section of the Prospectus entitled "The Exchange Offer--Resale of the New Notes," and (v) the undersigned is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Company; (b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and (c) to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of such Existing Notes.

         [ ] Check this box if the Beneficial Owner of the Existing Notes is a Participating Broker-Dealer and such Participating Broker-Dealer acquired the Existing Notes for its own account as a result of market-making activities or other trading activities.

                             LETTER OF TRANSMITTAL

                        NORTHERN BORDER PIPELINE COMPANY


                     TO TENDER 7.75% SENIOR NOTES DUE 2009
              ("EXISTING NOTES") IN EXCHANGE FOR REGISTERED 7.75%
                 SENIOR NOTES DUE 2009, SERIES A ("NEW NOTES")


            THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
               5:00 P.M., NEW YORK CITY TIME, ON ________, 2000,
                          UNLESS THE OFFER IS EXTENDED


              TO BANK ONE TRUST COMPANY, NA (THE "EXCHANGE AGENT")

----------------------------------------------------------------------------------------------------------
By Registered or Certified Mail:           By Facsimile Transmission            By Overnight Mail or Hand:
Bank One Trust Company, NA                 (for Eligible Institutions Only):    Bank One Trust Company, NA
One First National Plaza                   Bank One Trust Company, NA           1 North State Street
Suite 0126                                 (402) 496-2014                       9th floor
Chicago, Illinois 60670                    Attention:  Corporate Trust          Chicago, Illinois  60602
Attention:  Sharon McGrath                 Services                             Attention:  Sharon McGrath
                                           For confirmation and/or
                                           information call:  (402) 496-1960
----------------------------------------------------------------------------------------------------------

         Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

         The undersigned hereby acknowledges receipt of the Prospectus dated ________, 1999 (the "Prospectus") of Northern Border Pipeline Company (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 7.75% Senior Notes due 2009, Series A (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding 7.75% Senior Notes due 2009 (the "Existing Notes"). The terms of the New Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Existing Notes for which they may be exchanged pursuant to the Exchange Offer, except that, among other things, (i) the New Notes have been registered under the Securities Act and, therefore, will not bear legends restricting the transfer thereof and (ii) holders of New Notes will not be entitled to certain rights of holders of Existing Notes under the Registration Rights Agreement. The term "Expiration Date" shall mean 5:00 p.m., New York City time, on ________, 2000, unless the Company, in its sole discretion extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

         Holders who wish to tender their Existing Notes must, at a minimum, fill in the necessary account information in the table below entitled "Account Information" (the "Account Information Table"), complete columns (1) through
(3) in the table below entitled "Description of Existing Notes Tendered" (the "Description Table"), complete and sign in the box below entitled "Registered Holder(s) of Existing Notes Sign Here" and complete the Substitute Form W-9. If a holder wishes to tender less than all of such Existing Notes delivered to the Exchange Agent, column (4) of the Description Table must be completed in full. See Instruction 3.

         Holders of Existing Notes that are tendering by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") can execute the exchange through the DTC Automated Tender Offer Program

("ATOP"), for which the transaction will be eligible. DTC participants that are accepting the exchange should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an Agent's Message to the Exchange Agent for its acceptance. Delivery of the Agent's Message, by DTC will satisfy the terms of the exchange as to the execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the exchange by submitting a notice of guaranteed delivery through ATOP.

         The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned agree to take with respect to the Exchange Offer. Holders who wish to tender their Existing Notes must complete this Letter of Transmittal in its entirety.

         PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

         YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE
PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT. SEE INSTRUCTION 9.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of the Existing Notes indicated above in exchange for a like principal amount of the New Notes. Subject to, and effective upon, the acceptance for exchange of such Existing Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Existing Notes as are being tendered hereby, including all rights to accrued and unpaid interest thereon as of the Expiration Date and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, all Existing Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the Company in connection with the Exchange Offer) to cause the Existing Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that (a) it has full power and authority to tender, exchange, assign and transfer the Existing Notes and to acquire New Notes issuable upon the exchange of such tendered Existing Notes; and (b) when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Existing Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

         The undersigned is the registered owner of all tendered Existing Notes and the undersigned represents that it has received from each beneficial owner of tendered Existing Notes ("Beneficial Owners") a duly completed and executed form of "Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

         The undersigned understands that, subject to the terms and conditions of the Exchange Offer, Existing Notes properly tendered and not withdrawn will be exchanged for New Notes. If any amount of tendered Existing Notes is not exchanged for any reason, or if certificates are submitted that evidence a greater principal amount of Existing Notes than the principal amount to be tendered, such unexchanged Existing Notes or Existing Notes for untendered amounts, as the case may be, will be returned, without expense, to the undersigned, either to the book-entry transfer facility account from which tender was effected or to the address below if Existing Notes were tendered in physical form.

           The undersigned hereby represents to the Company that (i) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, and (ii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes. If the undersigned or the person receiving the New Notes covered hereby is a broker-dealer that is receiving the New Notes for its own account in exchange for Existing Notes that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it or such other person will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned and any such other person acknowledge that, if they are participating in the Exchange Offer for the purpose of distributing the New Notes, (i) they cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley & Co., Incorporated (available June 5, 1991) or similar no-action letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with the resale transaction and (ii) failure to comply with such requirements in such instance could result in the undersigned or any such other person incurring liability under the Securities Act for which such persons are not indemnified by the Company. If the undersigned or the person receiving the New Notes covered by this letter is an affiliate (as defined under Rule 405 of the Securities Act) of the Company, the undersigned represents to the Company that the undersigned understands and acknowledges that such New Notes may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom.

         The undersigned also warrants that it will upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable, to complete the exchange, assignment and transfer of tendered Existing Notes or transfer ownership of such Existing Notes on the account books maintained by a book-entry transfer facility. The undersigned further agrees that acceptance of any tendered Existing Notes by the Company and the issuance of New Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement and that the Company shall have no further obligations or liabilities thereunder for the registration of the Existing Notes or the New Notes.

         The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer--Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Existing Notes tendered hereby and, in such event, the Existing Notes not exchanged will be returned to the undersigned at the address show below the signature of the undersigned.

         TENDERS OF EXISTING NOTES MADE PURSUANT TO THE EXCHANGE OFFER MAY NOT BE WITHDRAWN AFTER 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. A PURPORTED NOTICE OF WITHDRAWAL WILL BE EFFECTIVE ONLY IF DELIVERED TO THE EXCHANGE AGENT IN ACCORDANCE WITH THE SPECIFIC PROCEDURES SET FORTH IN THE PROSPECTUS UNDER THE HEADING "THE EXCHANGE OFFER--WITHDRAWAL OF TENDERS."

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Existing Notes may be withdrawn at any time prior to the Expiration Date only in accordance with the procedures set forth in the Instructions contained in the Letter of Transmittal and the Prospectus.

         Unless otherwise indicated in the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, certificates for all New Notes delivered in exchange for tendered Existing Notes, and any Existing Notes delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned, at the address shown below the signature of the undersigned. If a New Note is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if the New Note is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. IF EXISTING NOTES ARE SURRENDERED BY HOLDER(S) THAT HAVE COMPLETED EITHER THE BOX ENTITLED "SPECIAL REGISTRATION INSTRUCTIONS" OR THE BOX ENTITLED "SPECIAL DELIVERY INSTRUCTIONS" IN THIS LETTER OF TRANSMITTAL, SIGNATURE(S) ON THIS LETTER OF TRANSMITTAL MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION (DEFINED IN INSTRUCTION 2).

                                  INSTRUCTIONS

                         FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

         1. Delivery of this Letter of Transmittal and Existing Notes. All physically delivered Existing Notes or confirmation of any book-entry transfer to the Exchange Agent's account at a book-entry transfer facility of Existing Notes tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date (as defined in the Prospectus). THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE EXISTING NOTES AND ANY OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY BY BOOK-ENTRY TRANSFER AND ANY ACCEPTANCE OR AGENT'S MESSAGE DELIVERED THROUGH ATOP, IS AT THE ELECTION AND RISK OF THE HOLDER, AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Existing Notes for exchange.

         DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH HEREIN, OR INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE SET FORTH HEREIN, WILL NOT CONSTITUTE A VALID DELIVERY.

         2. Guaranteed Delivery Procedures. Holders who wish to tender their Existing Notes, but whose Existing Notes are not immediately available and thus cannot deliver their Existing Notes, the Letter of Transmittal or any other required documents to the Exchange Agent (or comply with the procedures for book-entry transfer) prior to the Expiration Date, may effect a tender if:

                   (a) the tender is made through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution");

                   (b) prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder, the registration number(s) of such Existing Notes and the principal amount of Existing Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the Existing Notes (or a confirmation of book-entry transfer of such Existing Notes into the Exchange Agent's account at the book-entry transfer facility) and any other documents required by the Letter of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent; and

                   (c) such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as all tendered Existing Notes in proper form for transfer (or a confirmation of book-entry transfer of such Existing Notes into the Exchange Agent's account at the book-entry transfer facility) and all other documents required by the Letter of Transmittal, are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

         Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Existing Notes according to the guaranteed delivery procedures set forth above. Any holder who wishes to tender Existing Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Existing Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery procedures.

         3. Partial Tenders; Withdrawals. Tenders of Existing Notes will be accepted only in integral multiples of $1,000. The aggregate principal amount of all Existing Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated in the Description Table. If less than the entire principal amount of Existing Notes evidenced by a submitted certificate is tendered, the tendering Holder should fill in the principal amount tendered in the column entitled "Principal Amount Tendered (if less than all)" in the Description Table. A newly issued Existing Note for the principal amount of Existing Notes submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date unless otherwise provided in the appropriate box on this Letter of Transmittal. Book-entry transfer to the Exchange Agent should be made in the exact principal amount of Existing Notes tendered.

         Existing Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of Existing Notes are irrevocable. To be effective, a written telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent. Any such notice of withdrawal must (i) specify the name of the person having deposited the Existing Notes to be withdrawn (the "Depositor"),
(ii) identify the Existing Notes to be withdrawn (including the registration number(s) and principal amount of such Existing Notes, or, in the case of Existing Notes transferred by book-entry transfer, the name and number of the account at the book-entry transfer facility to be credited), (iii) be signed by the Holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Existing Notes register the transfer of such Existing Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Existing Notes are to be registered, if different from that of the Depositor. If Existing Notes have been tendered pursuant to the procedures for book-entry transfer, any notice of withdrawal must also comply with DTC's procedures. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Existing Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Existing Notes so withdrawn are validly retendered. Any Existing Notes which have been tendered but which are not accepted for exchange will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer, unless otherwise provided in the appropriate box on this Letter of Transmittal.

         4. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. IF THIS LETTER OF TRANSMITTAL IS SIGNED BY THE REGISTERED HOLDER(S) OF THE EXISTING NOTES TENDERED HEREBY, THE SIGNATURE MUST CORRESPOND WITH THE NAME(S) AS WRITTEN ON THE FACE OF THE CERTIFICATES WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. IF THIS LETTER OF TRANSMITTAL IS SIGNED BY A PARTICIPANT IN A BOOK-ENTRY TRANSFER FACILITY, THE SIGNATURE MUST CORRESPOND WITH THE NAME AS IT APPEARS ON THE SECURITY POSITION LISTING AS THE OWNER OF THE EXISTING NOTES.

         If any of the Existing Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If a number of Existing Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Existing Notes.

         Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Existing Notes tendered hereby are tendered (i) by a registered Holder who has not completed the box entitled "Special Registration Instructions" or "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution.

         If this Letter of Transmittal is signed by the registered Holder or Holders of Existing Notes (which term, for the purpose described herein, shall include a participant in a book-entry transfer facility whose name appears on a security listing as the owner of the Existing Notes) listed and tendered hereby, no endorsements of the tendered Existing Notes or separate written instruments of transfer or exchange are required. In any other case, the registered Holder (or acting Holder) must either properly endorse the Existing Notes or transmit properly completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appears(s) on the Existing Notes, and, with respect to a participant in a book-entry transfer facility whose name appears on a security position listing as the owner of Existing Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Existing Notes or bond power guaranteed by an Eligible Institution (except where the Existing Notes are tendered for the account of an Eligible Institution).

         Only a Holder in whose name tendered Existing Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered Holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of tendered Existing Notes who is not the registered Holder must arrange promptly with the registered Holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered Holder of the Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner form accompanying this Letter of Transmittal.

         If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

         5. Special Registration and Delivery Instructions. Tendering Holders should indicate, in the applicable box, the name and address (or account at a book-entry facility) in which the New Notes or substitute Existing Notes for principal amounts not tendered or not accepted for exchange are to be issued (or deposited), if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering Holder should complete the applicable box.

         If no instructions are given, the New Notes (and any Existing Notes not tendered or not accepted ) will be issued in the name of and sent to the acting Holder of the Existing Notes or deposited at such Holder's account at a book-entry transfer facility.

         6. Transfer Taxes. The Company shall pay or cause to be paid all security transfer taxes, if any, applicable to the transfer and exchange of Existing Notes to it or its order pursuant to the Exchange Offer. If a transfer tax is imposed for any reason other than the transfer and exchange of Existing Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

         Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the Existing Notes listed in this Letter of Transmittal.

         7. Waiver of Conditions. The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

         8. Mutilated, Lost, Stolen or Destroyed Existing Notes. Any Holder whose Existing Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

         9. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering as well as requests for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address and telephone number(s) set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at Corporate Trust Office, One First National Plaza, Suite 0126, Chicago, Illinois 60670, Attention: Sharon McGrath (telephone: (402) 496-1960 or fax: (402) 496-2014).

         10. Validity and Form. All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Existing Notes and withdrawal of tendered Existing Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Existing Notes not properly tendered or any Existing Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Existing Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Existing Notes must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Existing Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Existing Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Existing Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders as soon as practicable following the Expiration Date, unless otherwise provided in the appropriate box on this Letter of Transmittal.

         11. Substitute Form W-9. Federal income tax laws require each tendering Holder to provide the Company with a correct taxpayer identification number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to indicate whether or not the Holder is subject to backup withholding by checking the box in Part 2 of the Form. Failure to provide the information on the Form or to check the box in Part 2 of the Form may subject the tendering Holder to 31% Federal income tax withholding on the payments made to the Holder. The box in Part 3 of the Form may be checked if the tendering Holder has not been issued a TIN and has applied for the TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Holder does not provide the Company with a TIN within sixty (60) days, the Company will withhold 31% on all such payments thereafter until a TIN is provided to the Company.

         12. Conflicts. In the event of any conflict between the terms of the Prospectus and the terms of this Letter of Transmittal, the terms of the Prospectus will control.

         IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH EXISTING NOTES OR CONFIRMATION OF BOOK ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

         The Federal income tax discussion set forth below is included for general information only. Each Holder is urged to consult a tax adviser to determine the particular tax consequences to it (including the application and effect of foreign, state and local tax laws) of the offer. Certain Holders (including insurance companies, tax exempt organizations and foreign tax payers) may be subject to special rules not discussed below. The discussion does not consider the effect of any applicable foreign, state and local tax laws. Under Federal income tax law, a Holder tendering Existing Notes is required to provide the Exchange Agent with such Holder's correct TIN on Substitute Form W-9 below. If such Holder is an individual, the TIN is the Holder's social security number. The Certificate of Awaiting Tax Identification Number should be completed if the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Holder with respect to tendered Existing Notes may be subject to backup withholding.

         Certain Holders (including, among others, all corporations and certain foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. A corporation, however, must complete the Substitute Form W-9, including providing its TIN and indicating that it is exempt from backup withholding, in order to establish its exemption from backup withholding. In order for a foreign individual to qualify as an exempt recipient, that holder must submit to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to the Holder's exempt status. Such forms can be obtained from the Exchange Agent.

         If backup withholding applies, the Exchange Agent is required to withhold 31% of any amounts otherwise payable to the Holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

         To prevent backup withholding on payments that are made to a Holder with respect to Existing Notes tendered for exchange, the Holder is required to notify the Exchange Agent of his or her correct TIN by completing the form herein certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (i) such Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such Holder that he or she is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

         Each Holder is required to give the Exchange Agent the social security number or employer identification number of the record Holder(s) of the Existing Notes. If Existing Notes are in more than one name or are not in the name of the actual Holder, consult the instructions on Internal Revenue Service, Form W-9, which way be obtained from the Exchange Agent, for additional guidance on which number to report

CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER

         If the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, check the box in
Part 3 on Substitute Form W-9, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number and return them to the Exchange Agent. If such certificate is completed and the Exchange Agent is not provided with the TIN within 60 days, the Exchange Agent will withhold 31% of all payments made thereafter until a TIN is provided to the Exchange Agent.

                        NORTHERN BORDER PIPELINE COMPANY

                         NOTICE OF GUARANTEED DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         As set forth in the Prospectus dated ________, 1999 (the "Prospectus") in the section entitled "THE EXCHANGE Offer--Procedures for Tendering Existing Notes" and in the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 2 thereto, this form or one substantially equivalent hereto must be used to accept the Exchange Offer if certificates representing 7.75% Senior Notes due 2009 of Northern Border Pipeline Company (the "Existing Notes") are not immediately available or time will not permit such holder's Existing Notes or other required documents to reach the Exchange Agent, or complete the procedures for book-entry transfer, prior to the Expiration Date (as defined in the Prospectus) of the Exchange Offer. This form may be delivered by hand or sent by overnight courier, facsimile transmission or registered or certified mail to the Exchange Agent and must be received by the Exchange Agent prior to 5:00 p.m., New York City time on ________, 2000.

                         TO BANK ONE TRUST COMPANY, NA
                             (THE "EXCHANGE AGENT")

     BY REGISTERED OR CERTIFIED MAIL:           BY OVERNIGHT MAIL OR HAND:
        Bank One Trust Company, NA              Bank One Trust Company NA
         One First National Plaza                 1 North State Street
                Suite 0126                             9th floor
          Chicago, Illinois 60670                Chicago, Illinois 60602
         Attention: Sharon McGrath              Attention: Sharon McGrath

                           By Facsimile Transmission
                       (for Eligible Institutions Only):
                           Bank One Trust Company, NA
                                 (402) 496-2014
                      Attention: Corporate Trust Services
            For confirmation and/or information call: (402) 496-1960


  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE
                               A VALID DELIVERY.

         This form is not to be used to guarantee signatures. If a signature an a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

                              GUARANTY OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, or otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees that, within three (3) New York Stock Exchange trading days from the date of this Notice of Guaranteed Delivery, a properly completed and validly executed Letter of Transmittal (or a facsimile thereof), together with Existing Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Existing Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures for book-entry transfer set forth in the Prospectus under the caption "THE EXCHANGE OFFER--Procedures for Tendering Existing Notes") and all other required documents will be deposited by the undersigned with the Exchange Agent at its address act forth above.

The institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the Letter of Transmittal and Existing Notes to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to the undersigned.

------------------------------------       -----------------------------------
            Name of Firm                          Authorized Signature

------------------------------------       -----------------------------------
              Address                                    Title

------------------------------------       Name
              Zip Code                         -------------------------------
                                                  Please Type or Print

------------------------------------       Name
        Area Code and Tel. No.                 -------------------------------

                                           Dated                        , 1999
                                                ------------------------

NOTE: DO NOT SEND CERTIFICATES REPRESENTING EXISTING NOTES WITH THIS FORM.
      CERTIFICATES REPRESENTING EXISTING NOTES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.

                                   SIGN HERE

Name of beneficial owner(s):
                            --------------------------------------------------
Signature(s):
             -----------------------------------------------------------------
Name (please print):
                    ----------------------------------------------------------
Address:
        ----------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

Telephone Number:
                 -------------------------------------------------------------
Taxpayer Identification or Social Security Number:
                                                  ----------------------------
Date:
     -------------------------------------------------------------------------

      List below the Existing Notes to which this Letter of Transmittal relates. If the space indicated below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separately signed schedule affixed hereto.

-------------------------------------------------------------------------------
                     DESCRIPTION OF EXISTING NOTES TENDERED
-------------------------------------------------------------------------------

                                                                                     (3)                  (4)
                                                                             Aggregate Principal   Principal Amount
                         (1)                                    (2)                Amount              Tendered
   Name(s) and Address(es) of Registered Holder(s)         Registration        Represented by        (if less than
                   (Please fill in)                          Numbers*         Existing Notes**          all)**
------------------------------------------------------- -------------------- -------------------- --------------------
------------------------------------------------------- -------------------- -------------------- --------------------
------------------------------------------------------- -------------------- -------------------- --------------------
------------------------------------------------------- -------------------- -------------------- --------------------
------------------------------------------------------- -------------------- -------------------- --------------------
------------------------------------------------------- -------------------- -------------------- --------------------
------------------------------------------------------- -------------------- -------------------- --------------------
------------------------------------------------------- -------------------- -------------------- --------------------
------------------------------------------------------- -------------------- -------------------- --------------------
------------------------------------------------------- -------------------- -------------------- --------------------
------------------------------------------------------- -------------------- -------------------- --------------------
------------------------------------------------------- -------------------- -------------------- --------------------
                                                               Total
------------------------------------------------------- -------------------- -------------------- --------------------

 *       Need not be completed by book-entry Holders.

** Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by such Existing Notes. All tenders must be in integral multiples of $1,000.

         This Letter of Transmittal is to be used (i) if certificates of Existing Notes are to be forwarded herewith, (ii) if delivery of Existing Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at DTC, pursuant to the procedures set forth in the "The Exchange Offer--Procedures for Tendering Existing Notes" in the Prospectus or (iii) if tender of the Existing Notes is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent.

         The term "Holder" with respect to the Exchange Offer means any person in whose name Existing Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder.

-------------------------------------------------------------------------------
                              ACCOUNT INFORMATION

[ ] CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING.

Name of Tendering Institution
                              -------------------------------------------------

If delivered by book-entry transfer:

Account Number                          Transaction Code Number
               ------------------------                         --------------

Holders whose Existing Notes are not immediately available or who cannot deliver their Existing Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Existing Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2.

[ ] CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING.

Name of Registered Holder(s)
                             --------------------------------------------------

Name of Eligible Institution that Guaranteed Delivery
                                                      -------------------------

If delivered by book-entry transfer:

Account Number                          Transaction Code Number
               ------------------------                         --------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name                                      Address:
    -------------------------------------          ----------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                       SPECIAL REGISTRATION INSTRUCTIONS


To be completed ONLY if the New Notes and any Existing New Notes and any Existing Notes delivered herewith but not exchanged are to be issued in the name of someone other than the undersigned or are to be returned by credit to an account maintained by a book-entry transfer facility.


Issue New Notes and any Existing Notes delivered herewith but not exchanged to:

Name
     --------------------------------------------------------------------------
Address:
         ----------------------------------------------------------------------
                             (Please print or type)

Credit New Notes and any Existing Notes delivered herewith but not exchanged to the following book-entry transfer facility account:

-------------------------------------------------------------------------------
                     (Name of book-entry transfer facility)

-------------------------------------------------------------------------------
                                (Account Number)


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                     REGISTERED HOLDER(S) OF EXISTING NOTES
                                   SIGN HERE

               (IN ADDITION, COMPLETE SUBSTITUTE FORM W-9 BELOW)
X
  -----------------------------------------------------------------------------
X
  -----------------------------------------------------------------------------
                     (Signature(s) of Registered Holder(s))

     Must be signed by registered holder(s) exactly as name(s) appear(s) on the Existing Notes or on a security position listing as the owner of the Existing Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary capacity, please provide the following information (Please print or type):

Name and Capacity (full title):

-------------------------------------------------------------

Address (including zip code):

-------------------------------------------------------------

Area Code and Telephone Number:

-------------------------------------------------------------

Dated:
       ------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if the New Notes and any Existing Notes delivered herewith but not exchanged are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Existing Notes Tendered."

Mail New Notes and any Existing Notes delivered herewith but not exchanged to:

Name

-------------------------------------------------------------------------------

Address:

-------------------------------------------------------------------------------
                             (Please print or type)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


              SIGNATURE GUARANTEE (If required--See Instruction 4)

Authorized Signature:
                      ---------------------------------------------------------

             (Signature of Representative of Signature Guarantor)

Name and Title:
                ---------------------------------------------------------------

Name of Firm:
              -----------------------------------------------------------------

Area Code and Telephone Number:
                                -----------------------------------------------

                             (Please print or type)

Dated:
       ------------------------------------------------------------------------




-------------------------------------------------------------------------------

      THE FOREGOING DISCUSSION OF CERTAIN FEDERAL INCOME TAX CONSIDERATIONS DOES NOT CONSIDER THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY HOLDER'S SITUATION OR STATUS. THE SUMMARY IS BASED ON THE PROVISIONS OF THE CODE, REGULATIONS, PROPOSED REGULATIONS, RULINGS AND JUDICIAL DECISIONS NOW IN EFFECT, ALL OF WHICH ARE SUBJECT TO CHANGE, POSSIBLY ON A RETROACTIVE BASIS. HOLDERS OF EXISTING NOTES (INCLUDING HOLDERS OF EXISTING NOTES WHO DO NOT EXCHANGE THEIR EXISTING NOTES FOR NEW NOTES) SHOULD CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM, INCLUDING THE TAX CONSEQUENCES UNDER STATE, LOCAL, FOREIGN AND OTHER LAWS, OF THE EXCHANGE OF EXISTING NOTES FOR NEW NOTES. FOR ADDITIONAL INFORMATION, SEE "CERTAIN UNITED STATES FEDERAL TAX CONSEQUENCES" IN THE PROSPECTUS.

                    PAYOR'S NAME: BANK ONE TRUST COMPANY, NA
             THIS SUBSTITUTE FORM W-9 MUST BE COMPLETED AND SIGNED

         Please provide your social security number or other taxpayer identification number on the following Substitute Form W-9 and certify therein that you are not subject to backup withholding.


-------------------------------------------------------------------------------------------------------------------
           SUBSTITUTE             PART 1 --  PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT
            FORM W-9              AND CERTIFY BY SIGNING AND DATING BELOW.                   ----------------------
   DEPARTMENT OF THE TREASURY                                                                   SOCIAL SECURITY
    INTERNAL REVENUE SERVICE      PART 2 --  CHECK  THE  BOX IF YOU ARE NOT SUBJECT TO             NUMBER OR
                                  BACKUP WITHHOLDING UNDER THE PROVISIONS OF                       EMPLOYER
                                  SECTION 3206(A)(1)(C) OF THE INTERNAL REVENUE                  IDENTIFICATION
                                  CODE BECAUSE (1) YOU HAVE NOT BEEN NOTIFIED                       NUMBER
                                  THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING AS
                                  A RESULT OF FAILURE TO REPORT ALL INTEREST OR
                                  DIVIDENDS OR (2) THE INTERNAL REVENUE SERVICE
                                  HAS NOTIFIED YOU THAT YOU ARE NO LONGER SUBJECT
                                  TO BACKUP WITHHOLDING. [ ]
-------------------------------------------------------------------------------------------------------------------
                                  CERTIFICATION:   UNDER THE PENALTIES OF PERJURY, I                PART 3
  PAYOR'S REQUEST FOR             CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS
        TAXPAYER                  TRUE, CORRECT AND COMPLETE.
    IDENTIFICATION                SIGNATURE:
                                              -----------------------------------
                                  DATED:                                                        AWAITING TIN [ ]
     NUMBER ("TIN")                       ---------------------------------------
-------------------------------------------------------------------------------------------------------------------

NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY
       CASH PAYMENTS MADE TO YOU.
       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF
       SUBSTITUTE FORM W-9
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
               CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER

I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (A) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE, OR (B) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER WITHIN 60 DAYS, 31% OF ALL REPORTABLE PAYMENTS MADE TO ME THEREAFTER WILL BE WITHHELD UNTIL I PROVIDE A NUMBER.

                                                                         1999
------------------------------------           -------------------------,
            SIGNATURE                                      DATE
-------------------------------------------------------------------------------

Ladies and Gentlemen

         The undersigned hereby tender(s) to Northern Border Pipeline Company the principal amount of the Existing Notes listed below, upon the terms of and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal and the instructions thereto (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, pursuant to the guaranteed delivery procedures set forth in the Prospectus, as follows:

                                                 AGGREGATE PRINCIPAL                    PRINCIPAL AMOUNT
                                                 AMOUNT REPRESENTED               TENDERED (MUST BE IN INTEGRAL
           CERTIFICATE NOS.                       BY CERTIFICATE(S)                    MULTIPLES OF $1,000)
        -----------------------                -----------------------               -----------------------
        -----------------------                -----------------------               -----------------------
        -----------------------                -----------------------               -----------------------
        -----------------------                -----------------------               -----------------------

         This Notice of Guaranteed Delivery must be signed by the Holder(s) exactly as their name(s) appear on certificates for Existing Notes or on a security position listing as the owner of Existing Notes, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery.

-------------------------------------------------------------------------------
The Book-Entry Transfer Facility Account Number (if the Existing Notes will be tendered by book-entry transfer)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sign Here

-------------------------------------------------------------------------------
Account Number

-------------------------------------------------------------------------------
Principal Amount Tendered
(must be in integral multiples of $1,000)

-------------------------------------------------------------------------------
Number and Street or P.O. Box

-------------------------------------------------------------------------------
City, State, Zip  Code

-------------------------------------------------------------------------------
Signature(s)

Dated:                  , 1999
       ----------------
-------------------------------------------------------------------------------